UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                  July 21, 2009
                 (Date of Report, date of earliest event reported)

                           OBN HOLDINGS, INCORPORATED
               (Exact name of registrant as specified in its charter)


          NEVADA                   333-108300                 81-0592921
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


            8275 South Eastern Ave., Suite 200; Las Vegas, Nevada 89123
                    (Address of principal executive offices)

                                 (702) 938-0467
                           (Issuer's telephone number)


             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

















SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On July 21, 2009, OBN Holdings, Incorporated ("OBNI") entered into an agreement with C&S Media Incorporated ("CSMI"), a company in the business of producing and promoting entertainment performances principally in the People's Republic of China. Under the terms of the agreement OBNI and CSMI will produce music concerts and other entertainment related events in the People's Republic of China. The activity will begin in 2009, and continue in perpetuity.


Item 9.01 Financial Statements and Exhibits
None.






                                 SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OBN HOLDINGS, INCORPORATED
                                                   (Registrant)

Date: September 11, 2009                      /s/ Roger Neal Smith
                                             By:  Roger Neal Smith
                                                  President and CEO